UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2014

Trans-Pacific Aerospace Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-148447	36-4613360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2975 Huntington Drive, Suite 107

San Marino, California 91108

(Address of principal executive offices)

(626) 796-9804

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 21, 2014, Trans-Pacific Aerospace, Inc. (the “Company”) engaged TAAD, LLP to serve as the Company’s independent registered public accounting firm for the year ended October 31, 2014. The engagement of TAAD, LLP was approved by the Audit Committee of the Board of Directors of the Company. The Audit Committee also approved the dismissal of M&K CPAS, PLLC as the Company’s independent registered public accounting firm.

M&K CPAS, PLLC’s report on the financial statements of the Company as of and for the years ended October 31, 2013 and 2012 stated that the Company’s net loss from operations and net capital deficiency raises substantial doubt about the Company’s ability to continue as a going concern. Except for the foregoing, M&K CPAS, PPLC’s report on the financial statements of the Company as of and for the years ended October 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the Company’s two fiscal years ended October 31, 2013, and the subsequent interim period through April 21, 2014, there were no disagreements between the Company and M&K CPAS, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to M&K CPAS, PLLC’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements for such years or periods; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company provided M&K CPAS, PLLC with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of M&K CPAS, PLLC’s letter, dated May 28, 2014, stating its agreement with such statements.

In addition, during the Company’s two fiscal years ended October 31, 2013, and the subsequent interim period through April 21, 2014, the Company did not consult with TAAD, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

16	Letter from M&K CPAS, PLLC	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trans-Pacific Aerospace Company, Inc.

Dated: May 28, 2014	/s/ William Reed McKay_____
William Reed McKay